Exhibit 99.1

FOR MORE INFORMATION CONTACT:

Thomas A. Richlovsky
Senior Vice President & Treasurer
(216) 575-2126

Jeffrey C. Douglas
Vice President & Assistant Treasurer
Investor Relations

(216) 222-9849
www.national-city.com
For Immediate Release

NATIONAL CITY REPORTS FIRST QUARTER EARNINGS

      CLEVELAND, Ohio—April 14, 2000—National City Corporation (NYSE: NCC) today reported first quarter 2000 net income of $321.3 million, or $.53 per diluted share. By comparison and excluding nonrecurring items, net income for the 1999 first quarter was $347.9 million, or $.53 per diluted share. Returns on average common equity and average assets reached 22.5% and 1.50%, respectively, compared to 20.9% and 1.65%, respectively, for the first quarter last year.

      Commenting on the quarter, David A. Daberko, Chairman and CEO stated, “Although our basic banking margins have been challenged by rapidly rising interest rates, the fundamentals and direction in most of our businesses is solid. Our primary focus is on long-term performance and providing a superior return to our stockholders. In line with this commitment, a series of growth initiatives have been undertaken and a significant investment in customer-focused technology, accompanied by a growing investment in our people, is being made to enhance service quality. These initiatives, some of which cost us earnings in the short term, are part of a long-term plan to deliver a higher level of excellence to National City customers and stockholders.”

      Taxable-equivalent net interest income for the first quarter of 2000 was $740.9 million, versus $756.4 million last quarter and the $764.7 million earned in the 1999 first quarter. The lower net interest income reflects tighter margins and is attributable to the Corporation’s liability sensitivity in a rising interest rate environment coupled with greater reliance on longer-term, wholesale funding. In combination with the Corporation’s funding mix, rising interest rates have negatively affected the net interest margin. While loan demand has generally been healthy and the Corporation’s asset mix continues to shift favorably toward higher-yielding consumer and commercial loans and away from thinner-spread investment securities and conventional residential mortgages, the effect has not been sufficient to fully offset compression in the margin. In addition, the interest expense incurred as a result of share repurchase activity has had the effect of reducing the first quarter 2000 margin by approximately 19 basis points versus 7 basis points in the 1999 first quarter.

      Average loans, excluding real estate, climbed to $45.7 billion in the first quarter of 2000, up 8.7% compared to $42.1 billion in last year’s first quarter and represented 12.1% annualized growth from last quarter’s $44.4 billion. Strong sales efforts in the corporate and consumer banking units led to double digit year-over-year growth in consumer loans and 7.3% growth in general commercial loans and leases.

      For the first quarter of 2000, fees and other income grew 8.2% to $557.4 million from $515.0 million for the year earlier quarter, excluding the effect of divested businesses and nonrecurring items, with broad-based growth experienced in mortgage banking revenue, deposit fees, item processing, trust and investment management fees, and brokerage revenue. Purchase

(more)

acquisitions in the second half of 1999 contributed $31.9 million to 2000’s first quarter mortgage banking revenue. The Corporation decided to begin retaining a portion of its high-quality, nonconforming residential mortgage production during 2000 to benefit future periods, while foregoing gains on sale in the current quarter. Item processing revenue, after adjusting for the divestiture of certain business lines in 1999, grew 14.2% to $94.4 million in the first quarter of 2000 from $82.7 million in the 1999 first quarter.

      Fees and other income declined on a linked-quarter basis and were largely affected by lower mortgage banking and item processing revenue, following a seasonally strong fourth quarter. National City’s residential loan servicing portfolio grew to $48.6 billion at March 31, 2000 compared to $46.7 billion at year-end 1999 and was up 25.1% from $38.8 billion a year ago.

      In the first quarter of 2000, pre-tax securities gains totaled $21.5 million, or $.02 per share, after-tax, down from $37.1 million, or $.04 per share, after-tax, in the fourth quarter of 1999, and $23.7 million, or $.02 per share, after-tax, in the first quarter of 1999.

      Noninterest expense was $759.1 million in the first quarter of 2000, compared to $780.1 million in the 1999 fourth quarter and $739.2 million in the first quarter of 1999. The volume-related fee and processing businesses combined with the seasonality of certain expenses led to the decline in the linked-quarter comparison of noninterest expense. Operating efficiencies have been achieved even while technology and marketing spending has been increased to support strategic growth initiatives, with associated costs included in both the current and prior quarter. Compared to the first quarter of 1999, noninterest expense rose due to technology and marketing investment, as well as expenses and intangibles amortization from the purchase acquisitions of companies whose costs were not included in the 1999 first quarter base, partially offset by lower

(more)

expenses from the aforementioned disposition of certain National Processing business lines in the second quarter of 1999.

      For the 2000 first quarter, net charge-offs totaled $66.1 million, or .44% of average loans, down from $66.6 million, or .45% of average loans in the fourth quarter of 1999, and $68.0 million, or .48% in the first quarter of 1999. At March 31, 2000, the allowance for loan losses was $970.6 million, or 1.57% of loans. Nonperforming assets at March 31, 2000 were $314.1 million, or .51% of total loans and real estate owned, up from $289.1 million at December 31, 1999 and $271.9 million at March 31, 1999. At March 31, 2000, real estate mortgage loans, which historically have had annual loss ratios of less than .06%, comprised over 55% of nonperforming assets.

      Total assets were $86.9 billion at March 31, 2000, and total stockholders’ equity was $5.9 billion. Equity as a percentage of assets was 6.81% at March 31, 2000, compared to 6.57% at year-end 1999. Since late 1998, $2.1 billion of capital has been returned to stockholders through the repurchase of 64.7 million common shares.

      Mr. Daberko’s comments contain forward-looking statements that involve significant risks and uncertainties, including changes in general economic and financial market conditions and the Corporation’s ability to execute its business plans. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

      National City Corporation is an $86.9 billion diversified financial services company headquartered in Cleveland, Ohio. National City operates banks and other financial services subsidiaries principally in Ohio, Michigan, Pennsylvania, Indiana, Kentucky and Illinois.

(more)

UNAUDITED

NATIONAL CITY CORPORATION
FINANCIAL HIGHLIGHTS
(DOLLARS IN MILLIONS, EXCEPT PER SHARE AMOUNTS)

	2000	1999

						1Q00/
	First	Fourth	Third	Second	First	1Q99
	Quarter	Quarter	Quarter	Quarter	Quarter	% Change

Tax-equivalent net interest income	$740.9	$756.4	$757.7	$758.2	$764.7	(3.1)%

Provision for loan losses	66.3	66.6	55.5	59.6	68.0	(2.5)

Fee and other income - recurring	557.4	581.1	528.6	537.6	554.1	0.6

Securities gains before non- recurring items	21.5	37.1	20.3	25.2	23.7	(9.1)

Noninterest expense - recurring	759.1	780.1	705.9	719.5	739.2	2.7

Net income before non - recurring items	321.3	344.9	356.5	354.9	347.9	(7.6)

Nonrecurring items:

Pre-tax	—	(1.8)	—	0.3	36.8	—

After-tax	—	(1.4)	—	(0.4)	3.1	—

Net income	$321.3	$343.5	$356.5	$354.5	$351.0	(8.5)

Net income per common share:

Basic	$.53 $	.56	$.58	$.56	$.55	(3.6)

Diluted	53	.55	.57	.56	.54	(1.9)

Diluted — adjusted (1)	53	56	57	.56	.53	—

Diluted — cash basis (1)(2)	.56	.59	.59	.59	.56	—

Dividends paid per common share	285	.27	.27	.26	.26	9.6

Performance Ratios (1):

Return on average common equity	22.45%	22.93%	23.79%	22.99%	20.94%

Return on average assets	1.50	1.60	1.71	1.71	1.65

Net interest margin	3.79	3.87	4.03	4.04	4.02

Efficiency ratio	58.47	58.33	54.88	55.52	56.05

Assets	$86,895	$87,121	$85,058	$84,022	$84,094	3.3%

Loans	61,857	60,204	58,001	57,317	57,312	7.9

Securities	13,783	14,904	15,811	14,994	15,264	(9.7)

Deposits	50,613	50,066	50,395	52,091	52,051	(2.8)

Stockholders’ equity	5,918	5,728	5,914	5,867	6,257	(5.4)

Book value per common share	9.71	9.39	9.54	9.44	9.90	(1.9)

Market value per common share	20.63	23.69	26.69	32.75	33.19	(37.8)

Nonrecurring Items Detail:

Gain on sale of CEFT stock	$—	$—	$—	$32.1	$—

Gain on sale of EPS	—	—	—	—	95.7

Gain on sale of SVS	—	—	—	—	6.1

NPI business line divest- itures, net of minority interest	—	(1.8)	—	6.0	(65.0)

Facilities charge and executive contract obligations	—	—	—	(37.8)	—

Nonrecurring pre-tax	$—	$(1.8)	$—	$0.3	$36.8

(1)	Excludes effects of nonrecurring items.
(2)	Excludes amortization of goodwill and other intangible assets.

5

UNAUDITED

NATIONAL CITY CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

	2000		1999

	First	Fourth	Third	Second	First
	Quarter	Quarter	Quarter	Quarter	Quarter

Interest Income:

Loans	$1,342,266	$1,296,074	$1,224,469	$1,205,526	$1,212,303

Securities:

Taxable	215,718	224,716	217,175	208,446	223,913

Exempt from Federal income taxes	11,171	13,091	11,245	13,465	10,199

Federal funds sold and security resale agreements	6,958	8,290	8,656	9,903	11,013

Other short-term investments	3,906	4,949	3,189	2,925	3,062

Total interest income	1,580,019	1,547,120	1,464,734	1,440,265	1,460,490

Interest Expense:

Deposits	443,939	425,849	397,516	393,145	419,023

Federal funds borrowed and security repurchase agreements	102,568	101,114	87,901	79,352	99,694

Borrowed funds	43,281	41,159	37,632	36,957	28,484

Long-term debt and capital securities	257,775	231,534	194,206	181,867	157,154

Total interest expense	847,563	799,656	717,255	691,321	704,355

Net interest income	732,456	747,464	747,479	748,944	756,135

Provision for loan losses	66,326	66,622	55,476	59,542	68,034

Net interest income after provision for loan losses	666,130	680,842	692,003	689,402	688,101

Noninterest Income:

Item processing revenue	94,369	98,471	91,519	105,089	121,703

Service charges on deposits	106,313	108,321	107,430	104,834	99,863

Trust and investment management fees	83,624	82,229	81,097	80,683	81,847

Mortgage banking revenue	111,294	126,011	81,105	89,181	92,995

Card-related fees	43,646	48,725	48,383	49,259	45,310

Other	118,120	115,516	119,080	114,585	149,173

TOTAL FEES AND OTHER INCOME	557,366	579,273	528,614	543,631	590,891

SECURITIES GAINS	21,533	37,095	20,353	57,224	23,688

Total noninterest income	578,899	616,368	548,967	600,855	614,579

Noninterest Expense:

Salaries, benefits and other personnel	406,871	400,416	367,638	389,585	400,764

Equipment	57,682	56,468	47,590	52,955	52,761

Net occupancy	52,668	49,772	48,944	49,234	54,127

Third-party services	45,148	49,723	49,304	48,551	45,570

Other	196,724	223,725	192,487	216,910	185,980

Total noninterest expense	759,093	780,104	705,963	757,235	739,202

Income before income tax expense	485,936	517,106	535,007	533,022	563,478

Income tax expense	164,593	173,590	178,545	178,534	212,459

Net income	$321,343	$343,516	$356,462	$354,488	$351,019

Net Income Per Common Share:

Basic	$.53	$.56	$.58	$.56	$.55

Diluted	53	55	57	.56	.54

UNAUDITED

NATIONAL CITY CORPORATION
CONSOLIDATED PERIOD-END BALANCE SHEETS
(DOLLARS IN THOUSANDS)

	2000	1999

	First	Fourth
Assets	Quarter	Quarter

Loans:

Commercial	$23,714,907	$23,402,556

Real estate — commercial	6,062,272	6,012,016

Real estate — residential	9,625,271	8,777,422

Consumer	16,159,486	15,986,133

Credit card	2,404,230	2,339,658

Home equity	3,890,385	3,686,119

Total loans	61,856,551	60,203,904

Allowance for loan losses	(970,642)	(970,463)

Net loans	60,885,909	59,233,441

Mortgage loans held for sale	2,330,395	2,731,166

Securities available for sale, at fair value	13,783,119	14,904,343

Federal funds sold and security resale agreements	408,228	556,351

Other short-term investments	126,624	231,099

Cash and demand balances due from banks	3,229,032	3,480,756

Properties and equipment	1,116,332	1,127,980

Accrued income and other assets	5,015,754	4,856,363

Total Assets	$86,895,393	$87,121,499

Liabilities and Stockholders’ Equity

Liabilities:

Noninterest bearing deposits	$11,034,147	$11,182,681

NOW and money market accounts	16,488,169	16,561,494

Savings accounts	3,430,306	3,470,700

Time deposits of individuals	15,285,430	14,700,944

Other time deposits	2,764,812	2,897,166

Deposits in overseas offices	1,610,489	1,253,325

Total deposits	50,613,353	50,066,310

Federal funds borrowed and security repurchase agreements	6,307,165	5,182,506

Borrowed funds	5,540,814	9,772,611

Long-term debt	16,803,105	14,858,014

Corporation-obligated mandatorily redeemable capital securities of subsidiary trusts holding solely debentures of the Corporation	180,000	180,000

Accrued expenses and other liabilities	1,533,348	1,334,325

Total Liabilities	80,977,785	81,393,766

Stockholders’ Equity:

Preferred	29,982	30,233

Common	5,887,626	5,697,500

Total Stockholders’ Equity	5,917,608	5,727,733

Total Liabilities and Stockholders’ Equity	$86,895,393	$87,121,499

		1999

	Third	Second	First
Assets	Quarter	Quarter	Quarter

Loans:

Commercial	$22,426,781	$22,153,612	$22,306,928

Real estate — commercial	6,207,547	6,277,934	6,309,277

Real estate — residential	8,360,180	8,388,380	8,693,757

Consumer	15,348,767	15,184,825	15,022,782

Credit card	2,199,984	2,050,842	1,846,719

Home equity	3,457,622	3,261,466	3,133,121

Total loans	58,000,881	57,317,059	57,312,584

Allowance for loan losses	(970,736)	(970,229)	(970,336)

Net loans	57,030,145	56,346,830	56,342,248

Mortgage loans held for sale	2,439,039	2,338,641	2,519,462

Securities available for sale, at fair value	15,811,453	14,993,616	15,263,581

Federal funds sold and security resale agreements	727,822	864,178	978,138

Other short-term investments	122,272	196,974	101,696

Cash and demand balances due from banks	3,346,593	3,807,336	3,443,365

Properties and equipment	1,105,220	1,103,912	1,164,472

Accrued income and other assets	4,475,009	4,370,986	4,281,534

Total Assets	$85,057,553	$84,022,473	$84,094,496

Liabilities and Stockholders’ Equity

Liabilities:

Noninterest bearing deposits	$10,909,167	$11,624,345	$11,200,312

NOW and money market accounts	16,677,065	16,845,872	16,800,510

Savings accounts	3,700,585	3,870,281	3,957,576

Time deposits of individuals	14,472,674	14,609,034	15,274,913

Other time deposits	3,016,770	2,822,235	2,886,996

Deposits in overseas offices	1,619,190	2,319,594	1,930,292

Total deposits	50,395,451	52,091,361	52,050,599

Federal funds borrowed and security repurchase agreements	6,625,101	6,979,837	8,753,759

Borrowed funds	5,707,438	4,495,831	2,840,983

Long-term debt	14,625,031	13,137,293	11,999,109

Corporation-obligated mandatorily redeemable capital securities of subsidiary trusts holding solely debentures of the Corporation	180,000	180,000	679,896

Accrued expenses and other liabilities	1,610,230	1,270,942	1,513,241

Total Liabilities	79,143,251	78,155,264	77,837,587

Stockholders’ Equity:

Preferred	30,474	30,513	30,513

Common	5,883,828	5,836,696	6,226,396

Total Stockholders’ Equity	5,914,302	5,867,209	6,256,909

Total Liabilities and Stockholders’ Equity	$85,057,553	$84,022,473	$84,094,496

UNAUDITED

NATIONAL CITY CORPORATION
CONSOLIDATED AVERAGE BALANCE SHEETS

(DOLLARS IN MILLIONS)

	2000		1999

	First	Fourth	Third	Second	First
Assets	Quarter	Quarter	Quarter	Quarter	Quarter

Earning Assets:

Loans:

Commercial	$23,496	$22,988	$22,066	$22,228	$22,154

Real estate — commercial	6,020	6,141	6,238	6,275	6,305

Real estate — residential	9,291	8,475	8,362	8,483	8,926

Consumer	16,130	15,617	15,052	15,130	14,956

Credit card	2,336	2,224	2,088	1,953	1,829

Home equity	3,770	3,561	3,336	3,188	3,149

Total loans	61,043	59,006	57,142	57,257	57,319

Mortgage loans held for sale	2,101	2,555	2,172	2,344	2,976

Securities available for sale, at cost	14,600	15,403	14,851	14,638	15,126

Federal funds sold and security resale agreements	481	608	666	850	945

Other short-term investments	154	190	140	149	148

Total earning assets	78,379	77,762	74,971	75,238	76,514

Allowance for loan losses	(996)	(985)	(990)	(989)	(985)

Fair value (depreciation) appreciation of securities available for sale	(408)	(116)	(8)	268	377

Cash and demand balances due from banks	3,140	3,376	3,306	3,506	4,068

Properties and equipment	1,127	1,121	1,108	1,158	1,179

Accrued income and other assets	4,709	4,442	4,304	4,188	4,367

Total Assets	$85,951	$85,600	$82,691	$83,369	$85,520

Liabilities and Stockholders’ Equity

Liabilities:

Noninterest bearing deposits	$10,716	$11,278	$11,338	$11,542	$11,681

NOW and money market accounts	16,443	16,580	16,742	16,997	16,899

Savings accounts	3,413	3,605	3,795	3,922	3,955

Time deposits of individuals	15,019	14,578	14,461	14,883	15,581

Other time deposits	2,825	3,141	2,908	2,857	3,311

Deposits in overseas offices	3,400	3,105	2,389	2,342	3,030

Total deposits	51,816	52,287	51,633	52,543	54,457

Federal funds borrowed and security repurchase agreements	7,723	8,244	7,703	7,377	9,004

Borrowed funds	3,126	2,893	2,808	2,977	2,838

Long-term debt and capital securities	16,259	15,081	13,532	13,305	11,301

Accrued expenses and other liabilities	1,249	1,105	1,046	951	1,159

Total Liabilities	80,173	79,610	76,722	77,153	78,759

Stockholders’ Equity:

Preferred	30	30	31	31	33

Common	5,748	5,960	5,938	6,185	6,728

Total Stockholders’ Equity	5,778	5,990	5,969	6,216	6,761

Total Liabilities and Stockholders’

Equity	$85,951	$85,600	$82,691	$83,369	$85,520

UNAUDITED

NATIONAL CITY CORPORATION
AVERAGE BALANCES AND RATES ON A TAX EQUIVALENT BASIS
FOR THE THREE MONTHS ENDED MARCH 31, 2000 AND 1999
(DOLLARS IN MILLIONS)

		2000

		TAX
	AVERAGE	EQUIVALENT	AVERAGE
Assets	BALANCE	INTEREST	RATE

Earning Assets:

Loans:

Commercial	$23,496	$490.1	8.39. %

Real estate — commercial	6,020	130.7	8.73

Real estate — residential *	11,392	220.3	7.74

Consumer	16,130	342.8	8.55

Credit card	2,336	77.7	13.38

Home equity	3,770	83.4	8.85

Total loans	63,144	1,345.0	8.56

Securities:

Taxable	13,789	216.0	6.27

Tax-exempt	811	16.6	8.19

Total securities	14,600	232.6	6.38

Short-term Investments	635	10.9	6.88

Total earning assets	78,379	1,588.5	8.14

Allowance for loan losses	(996)

Fair value (depreciation) appreciation of securities available for sale	(408)

Noninterest earning assets	8,976

Total Assets	$85,951

Liabilities and Stockholders’ Equity Liabilities:

NOW and money market accounts	$16,443	$140.0	3.43%

SAVINGS ACCOUNTS	3,413	14.2	1.67

Time deposits of individuals	15,019	201.0	5.38

Other time deposits	2,825	41.0	5.84

Deposits in overseas offices	3,400	47.7	5.64

Federal funds borrowed	3,642	53.9	5.95

Security repurchase agreements	4,081	48.7	4.80

Borrowed funds	3,126	43.3	5.57

Long-term debt and capital securities	16,259	257.8	6.37

Total interest bearing liabilities	68,208	847.6	5.00

Noninterest bearing deposits	10,716

Other noninterest bearing liabilities	1,249

Total Liabilities	80,173

Stockholders’ Equity	5,778

Total Liabilities and Stockholders’

Equity	$85,951

Net Interest income and interest spread		$740.9	3.14%

Net interest margin			3.79%

		1999

		TAX
	AVERAGE	EQUIVALENT	AVERAGE
Assets	BALANCE	INTEREST	RATE

Earning Assets:

Loans:

Commercial	$22,154	$420.0	7.69%

Real estate — commercial	6,305	133.6	8.60

Real estate — residential *	11,902	215.3	7.24

Consumer	14,956	313.3	8.50

Credit card	1,829	59.6	13.22

Home equity	3,149	72.0	9.27

Total loans	60,295	1,213.8	8.14

Securities:

Taxable	14,227	223.9	6.30

Tax-exempt	899	17.3	7.68

Total securities	15,126	241.2	6.38

Short-term Investments	1,093	14.1	5.22

Total earning assets	76,514	1,469.1	7.75

Allowance for loan losses	(985)

fair value (depreciation) appreciation of securities available for sale	377

Noninterest earning assets	9,614

Total Assets	$85,520

Liabilities and Stockholders’ Equity Liabilities:

NOW and money market accounts	$16,899	$126.5	3.04%

Savings accounts	3,955	16.9	1.73

Time deposits of individuals	15,581	200.1	5.21

Other time deposits	3,311	40.6	4.98

Deposits in overseas offices	3,030	35.0	4.68

Federal funds borrowed	3,970	47.8	4.89

Security repurchase agreements	5,034	51.9	4.18

Borrowed funds	2,838	28.5	4.07

Long-term debt and capital securities	11,301	157.1	5.64

Total interest bearing liabilities	65,919	704.4	4.33

Noninterest bearing deposits	11,681

Other noninterest bearing liabilities	1,159

Total Liabilities	78,759

Stockholders’ Equity	6,761

Total Liabilities and Stockholders’

Equity	$85,520

Net Interest income and interest spread		$764.7	3.42%

Net interest margin			4.02%

*	Includes mortgage loans held for sale.

UNAUDITED

NATIONAL CITY CORPORATION
SELECTED FINANCIAL INFORMATION

	2000	1999

	First	Fourth	Third	Second	First
(Dollars in Thousands)	Quarter	Quarter	Quarter	Quarter	Quarter

Allowance for Loan Losses:

Balance at beginning of period	$970,463	$970,736	$970,229	$970,336	$970,243

Provision	66,326	66,622	55,476	59,542	68,034

Allowance related to loans acquired (sold)	—	(300)	(16)	268	93

Charge-offs:

Commercial	24,141	19,635	16,741	32,018	13,023

Real estate — commercial	255	2,914	1,828	738	1,377

Real estate — residential	2,056	2,965	1,454	444	1,702

Consumer	45,212	46,962	42,381	40,019	55,671

Credit card	25,910	24,839	23,831	25,185	27,106

Home equity	1,124	1,566	1,339	2,032	2,009

Total charge-offs	98,698	98,881	87,574	100,436	100,888

Recoveries:

Commercial	5,691	4,426	4,834	6,937	3,519

Real estate — commercial	1,626	2,477	1,401	3,343	1,423

Real estate — residential	105	83	68	805	143

Consumer	18,495	19,208	19,940	22,910	21,437

Credit card	5,894	5,225	5,299	5,468	5,326

Home equity	740	867	1,079	1,056	1,006

Total recoveries	32,551	32,286	32,621	40,519	32,854

Net charge-offs	66,147	66,595	54,953	59,917	68,034

Balance at end of period	$970,642	$970,463	$970,736	$970,229	$970,336

(Dollars in Millions) Nonperforming Assets:

Nonaccrual and restructured loans	$290.8	$269.2	$236.1	$222.8	$242.5

Other real estate owned	23.3	19.9	23.9	26.7	29.4

Total nonperforming assets	$314.1	$289.1	$260.0	$249.5	$271.9

Credit Quality Ratios:

Net charge-offs to average loans	.44%	.45%	.38%	.42%	.48%

Loan loss reserve to loans (period-end)	1.57	1.61	1.67	1.69	1.69

Nonperforming assets to loans and OREO

(period-end)	.51	.48	.45	.44	.47

Capital Ratios*:

Tier 1 capital	6.98. %	6.61%	6.89%	7.14%	7.34%

Total risk-based capital	11.72	11.22	11.66	12.12	11.96

Leverage	6.03	5.72	6.07	6.06	6.13

Tangible common equity to tangible assets	5.38	5.12	5.52	5.78	6.17

Share Information:

Average basic shares	605,766,137	613,877,553	616,883,898	623,116,746	640,989,054

Average diluted shares	610,694,306	620,784,083	624,581,200	633,280,420	652,220,500

Common shares outstanding at end of period	606,227,792	607,058,364	616,564,714	618,131,386	628,841,942

*	First quarter 2000 ratios are based on preliminary data.